SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE COREBUILDER SHARES

Series M

Effective September 1, 2012, the sentence referring to dollar-weighted average effective maturity in the sections entitled “Principal Investment Strategies” in the summary and statutory sections of the Wells Fargo Advantage CoreBuilder Shares – Series M prospectus is replaced with the following:

“While we may purchase securities of any maturity, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be between 3 and 20 years.”

August 17, 2012                                                                                              CBM082/P1516SP